UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 28, 2011

GENTIVA HEALTH SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 RIVERWOOD PARKWAY, SUITE 1400, ATLANTA, GEORGIA 30339-3314
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:	(770) 951-6450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The response to Item 2.03 below is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 28, 2011, Gentiva Health Services, Inc. (“Gentiva”) entered into an amendment (the “Second Amendment”) to its Credit Agreement, dated as of August 17, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Gentiva, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent (the “Agent”), Swing Line Lender and L/C Issuer, General Electric Capital Corporation, as Syndication Agent, and Barclays Bank PLC, SunTrust Bank and Fifth Third Bank as Co-Documentation Agents.

The Second Amendment effected certain changes to the Credit Agreement, including (i) an increase in Gentiva’s permitted maximum consolidated leverage ratio to 4.75 to 1.00 for the fourth fiscal quarter of 2011 (as compared to the originally required ratio of 4.50 to 1.00) and (ii) the amendment of the definition of “Consolidated EBITDA” to add-back the full costs associated with Gentiva’s cost realignment and operating losses associated with branches scheduled to be closed or sold during the fourth quarter of 2011.

As a condition to effectiveness of the Second Amendment, Gentiva will repay $20,000,000 of the outstanding term loans under the Credit Agreement, to be applied ratably between the term loan A facility and the term loan B facility.

Interest rates applicable to borrowings under the Credit Agreement were unaffected by the Second Amendment.  Gentiva has agreed to pay certain fees in connection with the Second Amendment, including a consent fee to each lender approving the Second Amendment in an amount equal to 0.25% of its respective term loans and revolving credit commitments under the Credit Agreement.  Gentiva and each subsidiary guarantor also executed a reaffirmation agreement (the “Reaffirmation Agreement”) pursuant to which each party reaffirmed the liens granted to the Agent under loan documents and each subsidiary guarantor reaffirmed its guaranty of Gentiva’s obligations under the Credit Agreement.

The summary set forth above is not intended to be complete and is qualified in its entirety by reference to the full text of the Second Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which (together with the Reaffirmation Agreement, attached as Exhibit 10.2) is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On November 28, 2011, Gentiva issued a press release announcing the Second Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Gentiva under the Securities Act of 1933, as amended.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment to Credit Agreement, dated as of November 28, 2011.

10.2	Reaffirmation Agreement, dated as of November 28, 2011, executed in connection with the Second Amendment to Credit Agreement.

99.1	Press Release, dated November 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

Date: November 28, 2011	By:	/s/ Eric R. Slusser
Eric R. Slusser
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT LIST

10.1	Second Amendment to Credit Agreement, dated as of November 28, 2011.

10.2	Reaffirmation Agreement, dated as of November 28, 2011, executed in connection with the Second Amendment to Credit Agreement.

99.1	Press Release, dated November 28, 2011.

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